--------------------------------------------------------------------------------
                                                     WEITZ PARTNERS, INC.

                              PARTNERS VALUE FUND

                                     ANNUAL

                                     REPORT

                               DECEMBER 31, 1996

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161

                                402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 1996, calculated in accordance with SEC standardized formulas.

PERIOD ENDED DECEMBER 31,                      PARTNERS II      S&P 500
-------------------------------------------  ---------------  -----------
1983 (7 Mos.)                                         9.9%           4.2%
1984                                                 14.5            6.3
1985                                                 40.7           31.7
1986                                                 11.1           18.7
1987                                                  4.3            5.3
1988                                                 14.9           16.5
1989                                                 20.3           31.6
1990                                                 -6.3           -3.1
1991                                                 28.1           30.2
1992                                                 15.1            7.6
1993                                                 23.0           10.1


                                             PARTNERS VALUE
                                             ---------------
1994                                                 -9.0            1.3
1995                                                 38.7           37.5
1996                                                 19.2           22.9
Cumulative                                          624.3          614.8
Average Annual Compound Growth
  (Since inception June 1, 1983)                     15.7           15.6

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended December 31, 1996, was 19.2%, 16.3% and 13.9%, respectively. These returns assume redemption at the end of each period. Average annual total returns for the Predecessor Partnership and the Fund are calculated in accordance with SEC standardized formulas.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                       DECEMBER 31, 1996 - ANNUAL REPORT

                                                                January 12, 1997

Dear Fellow Shareholder:

      1996 was a good year. Our fund's total return was +19.2%. This gain exceeds our average annual rate of return since the fund was started of +15.7%, and is well above the long-term average rate of return on stocks in general of about 10%. On the other hand, we lagged the S&P 500 this year (+22.9%) as my caution in the face of what Fed Chairman Greenspan called an "irrationally exuberant" stock market got in the way of profits. The table on page 1 shows total returns (capital appreciation plus dividends, minus all expenses) for the Fund and the Predecessor Partnership since inception.

1996 IN REVIEW

      A common theme of these quarterly letters is that we invest in businesses, not pieces of paper. We try to determine the price that an informed, rational buyer would pay for 100% of a company, and then buy shares of that business when they are available at, say, 50% of the "private market value" of the company. The theory is that the business value will grow and that, from time to time, the stock price will coincide with (or if we are lucky, exceed) the value of the underlying business, allowing us to sell the stock at a significant profit.

      In the short-run, though, price and value often diverge widely. While business value tends to change slowly, stock prices run up and down in response to various insignificant, temporary, or imagined factors. Virtually all of our companies did well in 1996, showing gains in revenues, earnings, cash flow, etc., yet some stocks rose sharply and others fell like stones. Most of the major contributors to our gains are stocks I have written about over the past several years.

      Some have been consistent gainers since we first bought them. After solid gains in 1995, Redwood Trust common stock rose 117% in 1996 while the warrants rose 350%, and together they accounted for almost one-fifth of our 1996 profits.

      Others were "slow starters" like Catellus. A few years ago, the Southern Pacific Railroad spun off its real estate holdings and named the new company Catellus. At that time we paid about $10 for what we thought was $20+ in assets. By 1995, fears that the California real estate recession would last forever drove the stock down to $5. We visited the company several times, reassured ourselves that the asset values were real, and bought more shares all the way down. Catellus rose 94% in 1996 and currently sells at about $13 (vs. our average cost of about $7). The value of the company's properties grew by at most 15-20% in 1996, but investor perceptions changed for the better. I believe that the stock is still under-valued, but I have no idea when the next price spurt may occur.

      Several of our bank, financial service, real estate, consumer, and other stocks also showed gains that were greater than the actual growth in the value of the underlying businesses. In some cases (Forest City Enterprises +88%, Capital One +53%), the moves represented catching up with reality, and we still hold those stocks. With others (Greenpoint +82%, Imperial Credit +112%), overly-enthusiastic buyers seem to have gotten carried away and we have sold the stocks. Still others showed little gain for the calendar year, but allowed for a profitable trade during the year. For example, we were able to sell Protection One between $16 and $17 (which seemed expensive) and to repurchase it between $9 and $10 in December.

      On the other hand, some companies enjoyed good business results in 1996, but their stocks were major drags on our portfolio in 1996. The major culprits (again) were cable television (TCI -28%, Century -29%) and cellular telephone (Centennial -29%, Cellular of Puerto Rico -29%). There are specific fears about competition and capital expenditure costs associated with these companies and "general principles" avoidance by investors who are uncomfortable with valuing businesses on the basis of "cash flow" rather than "earnings per share." I think these companies have bright futures, but the stocks are so universally reviled, that a change in investor perception from hate, UP TO INDIFFERENCE, would result in a large percentage gain for the stocks.

THE OUTLOOK -- IS "THE MARKET" TOO HIGH?

      Over the past 21 years, nearly all stock investments have been like the children of Lake Woebegon -- above average. Market corrections have been scarce and short, and investors have begun to take 15% returns for granted. Evidence abounds that stocks are expensive by historical standards and that many stock buyers' expectations are unrealistic. If I were forced to make a general characterization of "the market," I would say that it is "high."

      It is tempting to try to get out of stocks when the market is high and to buy them back when the market is low (market timing). The problem is that (in my opinion) it cannot be done successfully and consistently over time. I believe it is much better to stay reasonably fully invested (80-90%), acknowledging the CERTAINTY that stocks will go down from time to time, and trusting that the declines will be temporary.

      One argument against market timing is that "the market" is NOT a monolithic entity. As I have described, some of our stocks became more expensive (relative to their business values) in

1996 while others became cheaper. The same is true of stocks in general. There are always some stocks which are out of favor for the wrong reason. One general trend which is beginning to create some bargains is the shift in popularity from small company stocks to large company stocks. As a result of this shift, the S&P 500 Index, which is dominated by about 50 of the very largest companies, has out-performed most mutual funds in the last few years. Less obvious, but more dramatic, evidence of investment concentration in a few large companies can be seen in the NASDAQ Composite Index of 5259 stocks traded in the over-the-counter market. This index was UP 22.7% in 1996, but if you remove the 100 largest companies (Intel, Microsoft, MCI, etc.) from the calculation, the remaining 5159 stocks, in the aggregate, were DOWN for the year. There are probably some bargains being created as investors sell the 5159 smaller companies' stocks to buy the 100 popular favorites.

      This is why I feel good about our portfolio of stocks and the prospects of earning reasonable returns over the next few years, even though "the market" is high. There is no law of market physics that assures that money will gradually shift back into "the rest" of the stocks from the very largest that are popular today. (In fact, the resolution of a similar "two-tier" market situation in the early 70's was rather ugly as the "Nifty Fifty" fell sharply and most smaller company stocks fell even further.) However, when (in spite of myself) I begin to feel nervous about the market and look at our portfolio for candidates to sell, I generally find that I would rather buy more of several of our stocks. I think cable and cellular stocks (30+ % of our portfolio) are likely to out-perform this year. NHP, Protection One, Vallasis, and other less well-known companies seem cheap at today's prices. Seafield sells at $38.50, yet it will be distributing liquid securities over the next 6 months which are worth about $50 today. The examples go on and on.

      Investing in stocks is a wonderful business, and I believe it will continue to be profitable for intelligent investors. The absolute returns will undoubtedly be lower, on average, over the next 5-10 years than they have been during the past 5-10, but a less euphoric investment environment should be good for value investors. I feel very good about our investment team, including our newest research associate, Dave Kurzman, and I'm looking forward to the new year. It will be interesting.

                                                         Best regards,

                                                         /s/ Wallace R. Weitz
                                                         --------------------
                                                         Wallace R. Weitz
                                                         President

                            SCHEDULE OF INVESTMENTS

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1996

  SHARES
 OR UNITS                                                             COST          VALUE
-----------                                                        -----------   ------------
               COMMON STOCKS -- 88.2%
               BANKING -- 8.7%
     70,000    Bank Plus Corp.*                                    $   564,097   $    805,000
     80,000    Dime Bancorp, Inc.*                                     897,200      1,180,000
     30,000    Poughkeepsie Savings Bank, FSB                          148,125        157,500
     30,000    R&G Financial Corp. CL B                                633,750        712,500
     20,000    Wells Fargo & Co.                                     2,629,981      5,395,000
                                                                   -----------   ------------
                                                                     4,873,153      8,250,000
                                                                   -----------   ------------
               CABLE TELEVISION -- 19.7%
     88,000    Adelphia Communications Corp. CL A*                     741,763        506,000
    174,700    Century Communications Corp. CL A*                    1,174,922        993,606
    285,000    Comcast Corp. Special CL A                            4,084,525      5,076,563
     20,000    Comcast UK Cable Partners Limited CL A*                 250,714        272,500
     34,200    TCI Satellite Entertainment CL A*                       439,590        337,725
    342,000    Tele-Communications, Inc. CL A*                       4,613,170      4,467,375
    140,000    Tele-Communications Liberty Media CL A*               3,315,443      3,998,750
     46,000    Time Warner, Inc.                                       962,442      1,725,000
     70,000    U.S. West Media Group*                                1,239,785      1,295,000
                                                                   -----------   ------------
                                                                    16,822,354     18,672,519
                                                                   -----------   ------------
               CONSUMER PRODUCTS AND SERVICES -- 3.2%
     50,000    American Classic Voyages Co.*                           489,375        656,250
      6,650    Lady Baltimore Foods, Inc.                              212,725        325,850
     47,000    Protection One, Inc.*                                   371,093        464,125
     42,000    Seafield Capital Corp.                                1,531,422      1,627,500
                                                                   -----------   ------------
                                                                     2,604,615      3,073,725
                                                                   -----------   ------------
               FEDERAL AGENCIES -- 7.1%
     15,000    Federal Home Loan Mortgage Corp.                        170,785      1,651,875
     50,000    Federal National Mortgage Association                   951,913      1,862,500
     35,000    Student Loan Marketing Association                    1,480,489      3,259,375
                                                                   -----------   ------------
                                                                     2,603,187      6,773,750
                                                                   -----------   ------------
               FINANCIAL SERVICES -- 8.3%
     45,000    American Express, Co.                                 1,347,134      2,542,500
         70    Berkshire Hathaway, Inc.*                                91,818      2,387,000
     40,000    Capital One Financial Corp.                             926,068      1,445,000
     20,000    HealthCare Financial Partners, Inc.*                    263,875        255,000
     20,000    PS Group, Inc.*                                         181,200        270,000
     20,000    Salomon, Inc.                                           760,540        942,500
                                                                   -----------   ------------
                                                                     3,570,635      7,842,000
                                                                   -----------   ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                             COST          VALUE
-----------                                                        -----------   ------------
               INFORMATION AND DATA PROCESSING -- 2.5%
     42,000    BRC Holdings, Inc.*                                 $   444,140   $  1,879,500
    175,000    Intelligent Systems Corp.*                              164,183        525,000
                                                                   -----------   ------------
                                                                       608,323      2,404,500
                                                                   -----------   ------------
               MORTGAGE BANKING -- 5.2%
    100,000    Countrywide Credit Industries, Inc.                   1,546,954      2,862,500
    144,450    Resource Bancshares Mtg. Grp., Inc.                   1,550,365      2,058,412
                                                                   -----------   ------------
                                                                     3,097,319      4,920,912
                                                                   -----------   ------------
               PUBLISHING AND BROADCASTING -- 6.7%
     23,000    Daily Journal Corp.*                                    231,501        724,500
    100,000    Gabelli Global Multimedia Trust, Inc.                   687,987        687,500
     92,900    Katz Media Group, Inc.*                               1,046,362      1,045,125
    120,000    Valassis Communications, Inc.*                        1,685,960      2,535,000
     20,000    Walt Disney Co.                                       1,148,724      1,392,500
                                                                   -----------   ------------
                                                                     4,800,534      6,384,625
                                                                   -----------   ------------
               REAL ESTATE AND CONSTRUCTION -- 6.3%
    190,000    Catellus Development Corp.*                           1,156,245      2,161,250
     20,000    Forest City Enterprises, Inc. CL A                      671,825      1,210,000
    156,000    NHP, Inc.*                                            2,255,185      2,418,000
    125,000    Presley Companies CL A*                                 179,687        140,625
                                                                   -----------   ------------
                                                                     4,262,942      5,929,875
                                                                   -----------   ------------
               REAL ESTATE INVESTMENT TRUSTS -- 9.1%
     50,000    Innkeepers USA Trust                                    542,175        693,750
     65,000    NovaStar Financial, Inc.**                              975,000        975,000
    182,069    Redwood Trust, Inc.                                   3,260,122      6,782,070
     10,000    Thornburg Mortgage Asset Corp.                          149,350        213,750
                                                                   -----------   ------------
                                                                     4,926,647      8,664,570
                                                                   -----------   ------------
               TELECOMMUNICATIONS -- 11.3%
    125,000    360 Communications Co.*                               2,894,910      2,890,625
     80,000    Airtouch Communications, Inc.*                        2,232,273      2,020,000
    102,000    Cellular Communications of Puerto Rico, Inc.*         2,678,783      2,014,500
    185,000    Centennial Cellular Corp. CL A*                       2,780,750      2,243,125
     24,000    CommNet Cellular, Inc.*                                 656,275        669,000
     25,000    Telephone and Data Systems, Inc.                        904,050        906,250
                                                                   -----------   ------------
                                                                    12,147,041     10,743,500
                                                                   -----------   ------------
               OTHER -- 0.1%
      8,300    ONI International, Inc.*                                 70,100          2,075
                                                                   -----------   ------------

               Total Common Stocks                                  60,386,850     83,662,051
                                                                   -----------   ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   FACE
  AMOUNT                                                              COST          VALUE
-----------                                                        -----------   ------------
               U.S. GOVERNMENT AND AGENCY SECURITIES -- 9.5%
 $1,000,000    U.S. Treasury Bill 4/17/97                          $   985,145   $    985,377
  2,000,000    Federal Natl Mtg. Assn. 6.625% 7/12/00                2,000,000      2,023,437
  2,000,000    Federal Home Loan Bank 6.535% 3/21/01                 2,000,000      1,993,639
  1,500,000    Federal Home Loan Bank 6.0% 4/12/01                   1,501,848      1,496,884
  2,500,000    Federal Home Loan Bank 6.44% 11/28/05                 2,503,505      2,470,312
                                                                   -----------   ------------
               Total U.S. Government and Agency Securities           8,990,498      8,969,649
                                                                   -----------   ------------
               SHORT-TERM SECURITIES -- 1.8%
  1,696,981    Norwest U.S. Government Money Market Fund             1,696,981      1,696,981
                                                                   -----------   ------------
               Total Investments in Securities                     $71,074,329     94,328,681
                                                                   -----------   ------------
                                                                   -----------
               Other Assets Less Liabilities -- 0.5%                                  517,730
                                                                                 ------------
               Total Net Assets -- 100%                                          $ 94,846,411
                                                                                 ------------
                                                                                 ------------
               Net Asset Value Per Share                                           $   11.524
                                                                                 ------------
                                                                                 ------------

*Non-income producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

Assets:
    Investment in securities at value (cost $71,074,329)      $ 94,328,681
    Accrued interest and dividends receivable                      251,706
    Receivable for securities sold                                 576,253
    Other assets                                                    10,495
                                                              ------------
            Total assets                                        95,167,135
                                                              ------------

Liabilities:
    Accrued expense                                                 17,118
    Due to adviser                                                  88,992
    Payable for securities purchased                               214,614
                                                              ------------
            Total liabilities                                      320,724
                                                              ------------

Net assets applicable to outstanding capital stock            $ 94,846,411
                                                              ------------
                                                              ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                          82
    Additional paid-in capital                                  67,248,734
    Accumulated undistributed net realized gains                 4,343,243
    Net unrealized appreciation of investments (note 5)         23,254,352
                                                              ------------
            Total representing net assets applicable
             to shares outstanding                            $ 94,846,411
                                                              ------------
                                                              ------------

Net asset value per share of outstanding capital stock
 (8,230,622 shares outstanding)                               $     11.524
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

Investment income:
    Dividends                                                 $   872,728
    Interest                                                      632,476
                                                              -----------
        Total investment income                                 1,505,204
                                                              -----------

Expenses (note 3):
    Investment advisory fee                                       862,790
    Administrative fee                                             99,953
    Directors fees                                                  5,580
    Other expenses                                                 97,245
                                                              -----------
            Total expenses                                      1,065,568
                                                              -----------

        Net investment income                                     439,636
                                                              -----------

Realized and unrealized gain on investments:
    Realized gain on investments                                8,613,668
    Net unrealized appreciation of investments                  6,036,893
                                                              -----------
            Net realized and unrealized gain on investments    14,650,561
                                                              -----------

            Net increase in net assets resulting from
             operations                                       $15,090,197
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED DECEMBER 31,
                                                        1996           1995
                                                    ------------   ------------
Increase in net assets:
    From operations:
        Net investment income                       $    439,636   $    530,256
        Net realized gain                              8,613,668      7,145,678
        Unrealized appreciation                        6,036,893     12,782,328
                                                    ------------   ------------
            Net increase in net assets resulting
             from operations                          15,090,197     20,458,262
                                                    ------------   ------------

    Distributions to shareholders from:
        Net investment income                           (476,435)    (1,537,414)
        Net realized gains                            (6,116,607)    (5,495,175)
                                                    ------------   ------------
            Total distributions                       (6,593,042)    (7,032,589)
                                                    ------------   ------------

    Capital share transactions (note 4):
        Proceeds from sales                           13,203,924      8,387,791
        Payments for redemptions                      (5,655,658)    (5,550,950)
        Reinvestment of distributions                  5,020,102      6,230,882
                                                    ------------   ------------
            Total increase from capital share
             transactions                             12,568,368      9,067,723
                                                    ------------   ------------
            Total increase in net assets              21,065,523     22,493,396
                                                    ------------   ------------

Net assets:

    Beginning of period                               73,780,888     51,287,492
                                                    ------------   ------------

    End of period                                   $ 94,846,411   $ 73,780,888
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

                                                                    YEAR ENDED DECEMBER 31,
                                                             1996            1995            1994*
                                                         -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     10.384    $      8.275    $     10.000
                                                         -------------   -------------   -------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.057           0.084           0.057
  Net gains or losses on securities
   (realized and unrealized)                                     1.933           3.108          (0.964)
                                                         -------------   -------------   -------------
  Total from investment operations                               1.990           3.192          (0.907)
                                                         -------------   -------------   -------------

LESS DISTRIBUTIONS:
  Dividends from net investment income                          (0.061)         (0.237)             --
  Distributions from realized gains                             (0.789)         (0.846)         (0.818)
                                                         -------------   -------------   -------------
  Total distributions                                           (0.850)         (1.083)         (0.818)
                                                         -------------   -------------   -------------

NET ASSET VALUE, END OF PERIOD                            $     11.524    $     10.384    $      8.275
                                                         -------------   -------------   -------------
                                                         -------------   -------------   -------------

TOTAL RETURN                                                     19.2%           38.7%           -9.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                                   94,846,411      73,780,888      51,287,492

Ratio of expenses to average
 net assets                                                      1.23%           1.27%           1.29%

Ratio of net investment income to
 average net assets                                              0.51%           0.82%           0.67%

Portfolio turnover rate                                            37%             51%             33%

Average commission rate paid (per share)                  $     0.0495+

+Required by regulations issued in 1995.
*Fund commenced public offering of shares on January 1, 1994.

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

(1) ORGANIZATION AND BUSINESS CHANGES

    Weitz Partners, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the "Fund"). The accompanying financial statements present the financial position and results of operations of the Fund.

    The Fund commenced operations on October 12, 1993. Under an Agreement and Plan of Exchange (the "Plan"), the Company acquired net assets of $49,762,545 from Weitz Partners - II Limited Partnership (the "Partnership") as of the close of business on December 31, 1993, which included securities with unrealized appreciation of $14,587,514. In exchange for the partners' interest in the net assets of the Partnership, the Company issued shares of the Fund in a transaction that qualified as a tax-free exchange. The Fund was publicly offered effective January 1, 1994.

    The Fund's investment objective is capital appreciation. The Fund intends to invest principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (a)Valuation of Investments

       Investments are carried at market determined using the following valuation methods:

       - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

       - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

       - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Company's Board of Directors or a committee of the Board.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the year ended December 31, 1996, such options are authorized.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (b)Federal Income Taxes

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    (c)Security Transactions

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the issue sold.

    (d)Dividend Policy

       The Fund will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (e)Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Company and Fund have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended December 31, 1996.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. During the year ended December 31, 1996, the fee was calculated at an average annual rate of .11% of the Fund's average daily net assets.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Company shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of 1,000,000,000 shares of common stock with a par value of $.00001 per share. Fifty million of these shares have been authorized by the Board of Directors to be issued in the series designated Partners Value Fund. At December 31, 1996 8,230,622 shares are outstanding. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                                     YEAR ENDED DECEMBER
                                                             31,
                                                       1996        1995
                                                    ----------   ---------
Transactions in shares:
  Shares issued...................................   1,195,364     865,684
  Shares redeemed.................................    (504,774)   (562,886)
  Reinvested dividends............................     435,093     604,236
                                                    ----------   ---------
    Net increase..................................   1,125,683     907,034
                                                    ----------   ---------
                                                    ----------   ---------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $37,340,039 and $31,022,663, respectively. The cost of investments for Federal income tax purposes is $71,196,097. At December 31, 1996, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $26,047,738 and $2,915,154, respectively.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Partners, Inc. -- Partners Value Fund:

      We have audited the accompanying statement of assets and liabilities of Weitz Partners, Inc. -- Partners Value Fund, including the schedule of investments in securities, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1995, and the financial highlights for all years prior to January 1, 1996, were audited by other auditors whose report, dated January 19, 1996, expressed an unqualified opinion on those statements.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weitz Partners, Inc. -- Partners Value Fund as of December 31, 1996, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP
                                          ---------------------------
New York, New York
January 17, 1997

--------------------------------------------------------------------------------
     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.